Non-current Assets Held for Sale	12 Months Ended
Dec. 31, 2022
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Non-current assets held for sale

34. Non-current assets held for sale

On December 30, 2022, Oatly, Inc., and its wholly owned subsidiary, Oatly US Operations & Supply Inc., entered into an asset purchase agreement with Ya YA Foods USA LLC (“YYF”), and parent Aseptic Beverage Holdings LP, to establish a strategic partnership pursuant to which Oatly, Inc. will sell its manufacturing facilities in Ogden, Utah and Dallas-Fort Worth, to YYF. Subject to the terms and conditions of the Asset Purchase Agreement, YYF will acquire a majority of the assets that are used in the operation of the Facilities and assume the obligations arising under the real property leases and certain contracts for and related to the Facilities. The assets subject to the Asset Purchase Agreement are included in the Americas reportable segment. As of December 31, 2022, these assets met the criteria for classification as held for sale. As part of the transaction and reclassification to held for sale, an impairment of $38.3 million was recognized to reduce the carrying amount of the assets to their fair value less costs of disposal. The impairment was recognized as other operating expenses in the consolidated statement of operations.

The transaction closed on March 1, 2023. Refer to Note 35 Events after the end of the reporting period for further details.

The major classes of assets and liabilities of the Group classified as held for sale as at 31 December are, as follows:

2022
Assets
Property, plant and equipment (Note 15)	110,128
Right-of-use assets (Note 16)	32,575
Assets held for sale	142,703

Liabilities
Non-current lease liabilities (Note 16)	40,967
Current lease liabilities (Note 16)	3,827
Provisions (Note 26)	3,677
Liabilities directly associated with assets held for sale	48,471
Net assets directly associated with disposal group	94,232